UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2008

BIG BEAR MINING CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-132547
(Commission File Number)

20-4350483
(IRS Employer Identification No.)

(Address of principal executive offices and Zip Code) 110 South Fairfax Ave Suite 11a-168, Los Angeles, California 90036

Registrant's telephone number, including area code:  310-200-5042

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 9, 2008 Aaron Hall resigned as director and president of the company.  On September 9, 2008 Dwayne Skellern was elected director and appointed president.  Mr. Skellern is an accomplished businessman with significant fund raising experience.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2008

BIG BEAR MINING CORP.

/s/ Dwayne Skellern
Dwayne Skellern,
President & Director